Exhibit 99.1

Nature’s Miracle, a Leader in the Controlled Environment Agriculture Industry,

to be Listed on Nasdaq Through Business Combination with Lakeshore Acquisition II Corp.

•	Nature’s Miracle is a fast-growing agriculture technology company providing services to growers in Controlled Environment Agriculture (“CEA”) settings in North America;

•	Nature’s Miracle provides hardware as well as software to design, build and operate various indoor growing settings including greenhouse, vertical farming and indoor-growing spaces;

•	Nature’s Miracle, through its two wholly-owned subsidiaries, Visiontech Group, Inc. and Hydroman, Inc., provides grow lights as well as other hydroponic products to hundreds of indoor growers in North America;

•	Nature’s Miracle has also developed a robust pipeline to build commercial-scale greenhouse in the U.S. and Canada to meet the growing needs of fresh and local vegetable products. The Company offers turnkey solutions to its operating partners by providing design, construction and hardware installment services;

•	Nature’s Miracle has established its first manufacturing footprint in North America with its grow-light assembly plant in Manitoba, Canada and is expecting to set up additional manufacturing/assembly facilities in North America;

•	The implied pro-forma enterprise value of the combined company is approximately $265 million, assuming no redemptions from the trust account. The business combination is expected to be completed in the first quarter of 2023;

•	This transaction is expected to accelerate Nature’s Miracle’s development of commercial greenhouse in the U.S. and Canada.

Upland, Calif. – September 9, 2022 – Nature’s Miracle, Inc. (“Nature’s Miracle”), a leader in the Controlled Environment Agriculture Industry, and Lakeshore Acquisition II Corp. (together with its successors, “Lakeshore”) (Nasdaq: LBBB) today announced that they have entered into a definitive business combination agreement (the “Merger Agreement”). Upon closing, the combined company is expected to change its name to Nature’s Miracle Holding Inc. and its common stock is expected to be traded on the Nasdaq Global Market.

Management Comments

“In the face of global energy shortage, food security, drought and life-style change, Nature’s Miracle is excited to offer an alternative farming mode which saves transportation cost, reduces irrigation water requirements by up to 90% and ensures fresh and local supply of produces for health-conscious consumers. We have developed a robust pipeline of greenhouse projects in the U.S. and Canada for the next twenty-four months.” said Tie “James” Li, Founder, Chairman and Chief Executive Officer of Nature’s Miracle. “By combining with Lakeshore, Nature’s Miracle will be able to tap into the public equity and debt market to fund its aggressive growth plan going forward. We look forward to working with Lakeshore team to complete the transaction and to list on Nasdaq.”

“We are thrilled to partner with Nature’s Miracle on its public company journey,” said Bill Chen, Chairman and Chief Executive Officer of Lakeshore. “After learning of Nature’s Miracle’s business model and its position in the rapidly growing Controlled Environment Agriculture market, we immediately realized the vast potential for the Company’s growth in this very important market segment.”

Key Transaction Terms

Pursuant to the Merger Agreement, Nature’s Miracle will merge with LBBB Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Lakeshore (the “Merger”), with Nature’s Miracle surviving and Lakeshore acquiring 100% of the equity securities of Nature’s Miracle. In exchange for their equity securities, the stockholders of Nature’s Miracle (the “Company Stockholders”) will receive an aggregate number of shares of common stock of Lakeshore (the “Merger Consideration”) with an aggregate value equal to: (a) two hundred thirty million U.S. dollars ($230,000,000), minus (b) any Closing Net Indebtedness (as defined in the Merger Agreement).

The Merger has been approved by the boards of directors of each of Lakeshore and Nature’s Miracle. The Merger will require the approval of the stockholders of Lakeshore and Nature’s Miracle and is subject to other customary closing conditions, including a registration statement on Form S-4 being declared effective by the U.S. Securities and Exchange Commission. The transaction is expected to close in the first quarter of 2023.

Advisors

Hunter Taubman Fischer & Li LLC. is acting as legal advisor to Nature’s Miracle and Loeb & Loeb is acting as legal advisor to Lakeshore. Maxim Group is acting as M&A advisor to Lakeshore.

Management Presentation

A presentation made by the management teams of both Nature’s Miracle and Lakeshore regarding the transaction will be available on the websites of Nature’s Miracle at https: //www.Nature-Miracle.com and Lakeshore at https://www.lakeshoreacquisition.com/tzzy. Lakeshore will also file the presentation with the SEC in a Current Report on Form 8-K, which will be accessible at www.sec.gov.

About Lakeshore Acquisition II Corp.

Lakeshore Acquisition II Corp. is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

About Nature’s Miracle Holdings Inc.

Nature’s Miracle is a fast-growing agriculture technology company providing services to growers in the Controlled Environment Agriculture (“CEA”) industry which also include vertical farming in North America. The Company offers integrated solutions which include hardware as well as software to design, build and operate various indoor growing settings including greenhouse and indoor-growing spaces. Nature’s Miracle, through its two wholly-owned subsidiaries (Visiontech Group, Inc. and Hydroman, Inc.), provides grow lights as well as other hydroponic products to hundreds of indoor growers in North America. Nature’s Miracle has also developed a robust pipeline to build commercial-scale greenhouse in the U.S. and Canada to meet the growing needs of fresh and local vegetable products. The Company offers turnkey solutions to its operating partners by providing the design, construction and hardware installment services; Nature’s Miracle has established its first manufacturing footprint in North America with its grow-light assembly plant in Manitoba, Canada and is expected to set up additional manufacturing/assembly facilities in North America.

Important Information About the Proposed Business Combination and Where to Find It

This press release relates to a proposed business combination between Lakeshore and Nature’s Miracle. A full description of the terms of the business combination will be provided in a Registration Statement on Form S-4 and proxy statement to be filed with the SEC by Lakeshore. The proxy statement will be mailed to Lakeshore’s shareholders as of a record date to be established for voting at the shareholders’ meeting relating to the proposed transactions. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Lakeshore’s shareholders and other interested persons are advised to read, when available, the Registration Statement on Form S-4 and proxy statement and the amendments thereto and other documents filed in connection with the proposed business combination, as these materials will contain important information about Nature’s Miracle, Lakeshore and the proposed business combination. The Registration Statement on Form S-4 and the proxy statement and other documents filed with the SEC, once available, may be obtained without charge at the SEC’s website at www.sec.gov, or by directing a written request to Lakeshore, 667 Madison Avenue, New York, NY 10065.

Participants in the Solicitation

Lakeshore, certain shareholders of Lakeshore, and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Lakeshore’s shareholders with respect to the proposed business combination. A list of the names of Lakeshore’s directors and executive officers and a description of their interests in Lakeshore is contained in Lakeshore’s registration statement on Form S-1, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a written request to Lakeshore, 667 Madison Avenue, New York, NY 10065. Additional information regarding the interests of such participants will be contained in the Registration Statement on Form S-4 and proxy statement for the proposed business combination when available.

Nature’s Miracle and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Lakeshore in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement for the proposed business combination when available.

Forward-looking Statements

Except for historical information contained herein, this press release contains certain “forward-looking statements” within the meaning of the federal U.S. securities laws with respect to the proposed business combination between Lakeshore and Nature’s Miracle, the benefits of the transaction, the amount of cash the transaction will provide Nature’s Miracle, the anticipated timing of the transaction, the services and markets of Nature’s Miracle, our expectations regarding future growth, results of operations, performance, future capital and other expenditures, competitive advantages, business prospects and opportunities, future plans and intentions, results, level of activities, performance, goals or achievements or other future events. These forward-looking statements generally are identified by words such as “anticipate,” “believe,” “expect,” “may,” “could,” “will,” “potential,” “intend,” “estimate,” “should,” “plan,” “predict,” or the negative or other variations of such statements, reflect our management’s current beliefs and assumptions and are based on the information currently available to our management. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Lakeshore’s securities; (ii) the risk that the transaction may not be completed by Lakeshore’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Lakeshore; (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the business combination agreement by the stockholders of Lakeshore, the satisfaction of the minimum cash amount following any redemptions by Lakeshore’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (vi) the effect of the announcement or pendency of the transaction on Nature’s Miracle’s business relationships, operating results and business generally; (vii) risks that the proposed transaction disrupts current plans and operations of Nature’s Miracle; (viii) the outcome of any legal proceedings that may be instituted against Nature’s Miracle or Lakeshore related to the business combination agreement or the proposed transaction; (ix) the ability to maintain the listing of Lakeshore’s securities on a national securities exchange; (x) changes in the competitive industries in which Nature’s Miracle operates, variations in operating performance across competitors, changes in laws and regulations affecting Nature’s Miracle’s business and changes in the combined capital structure; (xi) the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (xii) the risk of downturns in the market and Nature’s Miracle’s industry including, but not limited to, as a result of the COVID-19 pandemic; (xiii) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; (xiv) risks and uncertainties related to Nature’s Miracle’s business, including, but not limited to risks relating to the uncertainty of the projected financial information with respect to Nature’s Miracle; risks related to Nature’s Miracle’s limited operating history, the roll-out of Nature’s Miracle’s business and the timing of expected business milestones; Nature’s Miracle’s ability to implement its business plan and scale its business; Nature’s Miracle’s ability to develop products and technologies that are more effective or commercially attractive than competitors’ products; Nature's Miracle's ability to maintain accelerate rate of growth recently due to lifestyle changes in the wake of COVID-19 pandemic; risks of increased costs as a result of being a public company; risks relating to Nature’s Miracle’s being unable to renew the leases of their facilities and warehouses; Nature’s Miracle’s ability to grow the size of its organization and management in response of the increase of sales and marketing infrastructure; risks relating to potential tariffs or a global trade war that could increase the cost of Nature’s Miracle’s products; risks relating to product liability lawsuits that could be brought against Nature’s Miracle;; Nature’s Miracle’s ability to formulate, implement and modify as necessary effective sales, marketing, and strategic initiatives to drive revenue growth; Nature’s Miracle’s ability to expand internationally; acceptance by the marketplace of the products and services that Nature’s Miracle markets; and government regulations and Nature’s Miracle’s ability to obtain applicable regulatory approvals and comply with government regulations. The foregoing list of factors is not exclusive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of proxy statement, when available, and other documents filed by Lakeshore from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and neither Nature’s Miracle nor Lakeshore assume any obligation to update or revise any forward-looking statements or other information contained herein, whether as a result of new information, future events or otherwise. You are cautioned not to put undue reliance on these forward-looking statements. Neither Lakeshore nor Nature’s Miracle gives any assurance that either Lakeshore or Nature’s Miracle, or the combined company, will achieve its expectations.

Non-solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential business combination or any other matter and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Lakeshore, Nature’s Miracle or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Contacts

info@nature-miracle.com